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                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                   FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

    Date of report (Date of earliest event reported): January 18, 2001
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                         United Heritage Corporation
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           (Exact Name of Registrant as Specified in Its Charter)


                                     Utah
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               (State or Other Jurisdiction of Incorporation)


            0-9997                                     87-0372826
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   (Commission File Number)             (IRS Employer Identification Number)


    2 Caddo Street, Cleburne, Texas                          76031
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(Address of Principal Executive Offices)                   (Zip Code)


                                 (817) 641-3681
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              (Registrant's Telephone Number, Including Area Code)


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           (Former Name or Former Address, if Changed Since Last Report)










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ITEM 9.  REGULATION FD DISCLOSURE

       On January 18, 2001, the Registrant is issuing the press release reproduced below:

                        * * * * * * * * * * * * * * * * *

                                                          FOR IMMEDIATE RELEASE:

            UNITED HERITAGE CORPORATION ANNOUNCES A MAJOR NEW CUSTOMER

                       FOR HERITAGE LIFESTYLE PRODUCTS-TM-

       CLEBURNE, Texas - January 18, 2001 - United Heritage Corporation (NASDAQ: UHCP) is an independent oil and gas exploration and development company with a wholly owned subsidiary, National Heritage Sales Corporation, that purveys a line of specialized premium meat products under the brand name Heritage LIFESTYLE Products-TM-, which are marketed through several national and regional supermarket chains and over the Internet at (www.internetbeef.com).

       United Heritage Corporation announced today that National Heritage Sales Corporation has received three purchase orders from Winn-Dixie Stores, Inc. The first of these three purchase orders has been filled, shipped and received. The purchase orders are not significant at this time, but Winn-Dixie Stores, Inc. has in excess of 1,000 stores stretching from Fort Worth, Texas to the Bahamas, and will give Heritage LIFESTYLE Products-TM- a viable presence in the southeast and on the east coast.

       Chairman and CEO, Walter G. Mize, stated "Heritage LIFESTYLE Products-TM- can be found in Albertsons, Ralphs, Minyards and now in the Winn-Dixie Stores. Further, we are aggressively making presentations of our outstanding meat products to other chains throughout the United States. The products are being well received."

ABOUT UNITED HERITAGE CORPORATION:

       Based in Cleburne, Texas, United Heritage Corporation is an oil & gas exploration and production company with four leasehold properties totaling 30,500 acres that are estimated to contain in excess of 265 million barrels of oil-in-place. Currently, 25.4 million barrels have been classified as "proven undeveloped reserves" at the company's property in the Val Verde Basin of southwest Texas. United Heritage also purveys a line of specialized premium meat products under the brand name Heritage LIFESTYLE Products-TM-, which are marketed through several regional supermarket chains and over the Internet at (www.internetbeef.com).

       This news release includes forward-looking statements that are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Acts of 1955. While these statements are made to convey to the public the company's progress, business opportunities, and growth prospects, readers are cautioned that such forward-looking statements represent management's opinion. Whereas management believes such representations to be true and accurate based on information and data available to the company at this time, actual results may differ materially from those described. The company's operations and business prospects are always subject to risk and uncertainties. Important factors that may cause actual results to differ are set forth in the company's periodic business filings with the U. S. Securities and Exchange Commission.

CONTACT:
United Heritage Corporation
Walter Mize - (817) 641-3681

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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

                                 UNITED HERITAGE CORPORATION


Date: January 18, 2001           BY: /s/Walter G. Mize
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                                         Walter G. Mize, President and
                                         Chief Executive Officer





















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